UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2012

Date of reporting period:	July 1, 2012 to December 31, 2012

Item 1.           Report to Stockholders

February 15, 2013

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the year ended December 31, 2012. The Fund's net asset value per share (the "NAV") ended the period at $10.49. The market price for the Fund's shares was $10.45 on December 31, 2012, representing a market price discount to NAV of 0.4%. In 2012, the Fund paid common stock dividends totaling $0.965 per share, including a special dividend of $.25 per share. The dividend yield for the year ended December 31, 2012 on a share of common stock purchased at year-end 2011 was approximately 9.45%. However, there is no certainty that the monthly dividend will continue at the current level of $.065 per share per month. The common stock dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, and operating expenses, among other factors. The Fund's leverage contributed approximately 25% of the common stock dividend in 2012. It is important to note that leverage is a two-edged sword. Leverage increases the total return to the common shareholders in favorable markets while the reverse is true in unfavorable markets.

As previously announced, in November, the Fund redeemed all outstanding shares of the Fund's Auction Term Preferred Stock (the "ATP") at their liquidation preference plus accumulated but unpaid dividends, as provided under the terms of the ATP. To finance the ATP redemption and to maintain its leveraged capital structure, the Fund entered into a credit facility (the "Facility") with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100 million. The Facility is expected to be more costly than the ATP. The Fund's borrowings under the Facility currently total $85.4 million. The Facility provides for an initial term of one year and may be extended with respect to amounts outstanding at the end of the initial term for an additional year at the option of the Fund. Amounts borrowed under the Facility will bear interest at an adjustable rate based on a margin above LIBOR.

	Total Returns for the Periods Ending December 31, 2012
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	12.18%	55.51%
New America High Income Fund (NAV and Dividends)	20.21%	49.90%
Lipper Closed-End Fund Leveraged High Yield Average	20.06%	49.38%
Credit Suisse High Yield Index	14.71%	38.43%
Citigroup 10 Year Treasury Index	4.23%	31.82%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

In December 2012, the U.S. Securities and Exchange Commission entered into a settlement agreement with the Fund and its executive officers with respect to actions relating to the ATP. A copy of the SEC order describing the settlement is available at www.sec.gov/litigation/admin/2012/ic-30313.pdf. The Fund is pleased these matters have been fully resolved and believes the SEC order will not adversely affect the Fund's day-to-day operations or management.

Market Review

High yield bonds produced strong returns in the fourth quarter, capping off an outstanding year in which the asset class outperformed the broad U.S. equity market. The asset class was resilient despite uncertainties surrounding U.S. fiscal policy, the European debt crisis and lackluster economic growth, generating its third double-digit calendar year return in the past four years. While investor sentiment often veered toward pessimism, the fundamentals of high yield companies generally remained sound. Defaults in the asset class continued on a downward trend and are approaching historical lows. The par-weighted default rate for the J.P. Morgan Global High Yield Index ended the year at 1.1%, which is less than the 2011 rate of 1.8% and well below the long-term average of roughly 4%.

More than $360 billion of new high yield issues came to the market in 2012, about $60 billion higher than the previous annual record set in 2010. Most of the proceeds from these deals were used to lower companies' cost of capital and extend maturities. However, in the second half of the year, new issuance became more aggressive and a growing percentage of the transactions generated cash to pay shareholders special dividends. We believe that this activity will carry over into 2013.

Many individual and institutional investors increased their high yield allocations throughout 2012, and profit taking was limited. This strong technical backdrop pushed absolute yields close to record lows for below investment-grade bonds but the yield for the asset class still compares favorably against other fixed income alternatives. Robust inflows into the asset class forced portfolio managers to put cash to work at increasingly stretched valuations, spawning a sellers' market (one favoring the issuers of high yield debt) as investment bankers and companies responded to the uptick in demand. Because it is a closed-end fund, New America High Income Fund is not subject to this same pressure to invest cash flows. But insatiable demand for high yield bonds throughout most of the year was a significant factor affecting price levels and trading activity for high yield securities in general, including those securities held by the Fund.

Even though yields are near all-time lows, credit spreads have not yet reached the nadir achieved during the low volatility environment of 2005 to 2007. For context, the average spread versus comparable Treasuries for the yield of J.P. Morgan Global High Yield Index finished 2012 at 561 basis points versus a record low of 263 basis points recorded June 2007. Based on this comparison, a number of strategists are suggesting that the high yield market could rally further in 2013 if the U.S. economy remains stable.

Strategy Review

Staying fully invested is a significant challenge for high yield managers in the current environment as companies take advantage of prevailing low interest rates to refinance bonds. Historically, staying invested by participating in the new issue market has not yielded the best relative performance. This is especially true in what we would describe today as a market that favors the issuer of debt as opposed to the buyer.

We have adapted to these current conditions by focusing more heavily on existing bonds as opposed to new issues to source investments. In 2012, roughly 70% of our trading volume was executed in the secondary market. One example of this strategy was the Fund's purchase of ArcelorMittal bonds in November shortly after the company's securities were downgraded to BB. The largest steel producer in the world carries over $20 billion of debt on its balance sheet, and our traders sourced a substantial amount of paper across five of the company's outstanding issues. We also significantly increased our Sprint exposure after Japanese wireless carrier Softbank announced its intent to acquire over 70% of Sprint Nextel's outstanding common stock. Meaningful purchases like Sprint Nextel and ArcelorMittal allowed us to remain selective on new issues during the final three months of the year.

In the present environment we see little value among most new high yield offerings, so we continue to cast a wider net, encompassing emerging market corporates, European and convertible issues within manageable limits in our search for opportunities. One of the biggest surprises of 2012 was the excellent performance of the European high yield market, despite the drama over the fiscal health of peripheral sovereigns. European performance, as measured by various benchmarks, exceeded the domestic US high yield markets' impressive gains by a wide margin. The Fund holds positions in convertibles issued by two iconic US corporations; auto manufacturer GM and American Airlines parent, AMR, though each is perhaps more notable today for their recent bankruptcies. Despite the recent corporate challenges faced by each company, their securities have boosted results among the Fund's airline and automotive holdings and delivered attractive returns.

There are two general performance factors worth contemplating for 2012, one relating to the market overall and the second to the Fund's results. For the 12 months ended December 31st, all five credit quality ratings categories in the Credit Suisse High Yield Index, (the "Index") delivered double digit gains. Securities in the Index rated BBB/BB, for example, earned 13.08% while CCCs clocked a gain of 16.55% over the preceding year. All categories in between this range delivered similar performance. We attribute this amazing result in part to the indiscriminant demand for yield of any kind among investors. With respect to the Fund's portfolio, for the twelve months ended December 31st, it beat the Index in each ratings sub-category. The Fund's highest quality holdings, rated BBB/BB, returned 17.80% versus the Index's result of 13.08% for the category. At the lower quality end, the Fund's CCCs generated a 17.05% gain versus a 16.55% return for the Index. The Fund's B-rated holdings earned a 16.46% return for the year against the Index result of 15.74%. While we are pleased with these results, we are mindful that they are likely not sustainable and investors in high yield are urged to temper their expectations accordingly.

Sincerely,

Robert F. Birch President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Ellen E. Terry Vice President The New America High Income Fund, Inc.	Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole

The New America High Income Fund, Inc.

Industry Summary December 31, 2012	As a Percent of Total Investments
Finance	11.21%
Oil and Gas	9.78%
Telecommunications	9.68%
Broadcasting and Entertainment	9.38%
Diversified/Conglomerate Service	8.50%
Healthcare, Education and Childcare	5.75%
Building and Real Estate	5.51%
Mining, Steel, Iron and Non-Precious Metals	4.86%
Diversified/Conglomerate Manufacturing	4.12%
Hotels, Motels, Inns and Gaming	3.90%
Containers, Packaging and Glass	3.78%
Retail Stores	3.46%
Chemicals, Plastics and Rubber	2.84%
Electronics	2.74%
Automobile	2.67%
Beverage, Food and Tobacco	1.92%
Utilities	1.85%
Personal, Food and Miscellaneous Services	1.53%
Aerospace and Defense	1.15%
Insurance	1.14%
Personal Transportation	0.94%
Cargo Transport	0.78%
Leisure, Amusement and Entertainment	0.76%
Textiles and Leather	0.62%
Personal Non-Durable Consumer Products	0.34%
Groceries	0.27%
Banking	0.26%
Printing and Publishing	0.15%
Furnishings	0.11%
Total Investments	100.00%
Moody's Investors Service Ratings December 31, 2012 (Unaudited)	As a Percent of Total Investments
Baa1	0.24%
Baa2	0.38%
Baa3	0.91%
Total Baa	1.53%
Ba1	6.51%
Ba2	8.70%
Ba3	12.23%
Total Ba	27.44%
B1	14.02%
B2	13.59%
B3	21.26%
Total B	48.87%
Caa1	10.77%
Caa2	5.59%
Caa3	1.79%
Total Caa	18.15%
Ca	0.22%
C	0.03%
Unrated	2.74%
Equity	1.02%
Total Investments	100.00%

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 130.47% (d)(i)
Aerospace and Defense — 1.52%
$475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18	B3	$511
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba2	554
775	Kratos Defense and Security Solutions, Inc., Senior Notes, 10%, 06/01/17	B3	849
625	Moog, Inc., Senior Notes, 7.25%, 06/15/18	Ba3	657
200	Spirit Aerosystems, Inc., Senior Notes, 7.50%, 10/01/17	Ba3	214
850	Transdigm, Inc., Senior Subordinated Notes, 7.75%, 12/15/18	B3	939
			3,724
Automobile — 3.15%
725	Allison Transmission, Inc., Senior Notes, 7.125% 05/15/19 (g)	B3	779
375	American Axle and Manufacturing, Inc., Senior Notes, 6.625%, 10/15/22	B2	383
1,000	Chrysler Group LLC, Senior Notes, 8%, 06/15/19	B2	1,093
775	Chrysler Group LLC, Senior Notes, 8.25%, 06/15/21	B2	854
400	Conti Gummi Finance B.V., Senior Notes, 8.50%, 07/15/15 (g)(EUR)	Ba2	570
300	Delphi Corporation, Senior Notes, 5.875%, 05/15/19	Ba2	324
375	Delphi Corporation, Senior Notes, 6.125%, 05/15/21	Ba2	416
750	Ford Motor Credit Company LLC, Senior Notes, 5%, 05/15/18	Baa3	828
175	Goodyear Tire & Rubber Company, Senior Notes, 7%, 05/15/22	B1	189
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$550	Goodyear Tire & Rubber Company, Senior Notes, 8.25%, 08/15/20	B1	$604
200	Goodyear Tire & Rubber Company, Senior Notes, 8.75%, 08/15/20	B1	231
225	Pittsburgh Glass Works, LLC, Senior Notes, 8.50%, 04/15/16 (g)	B2	207
200	Schaeffler Finance B.V., Senior Notes, 7.75%, 02/15/17 (g)	Ba3	222
600	Schaeffler Finance B.V., Senior Notes, 8.50%, 02/15/19 (g)	Ba3	675
300	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22 (g)	B3	328
			7,703
Banking — .34%
800	Amsouth Bank, N.A, Subordinated Notes, 5.20%, 04/01/15	Ba1	836
Beverage, Food and Tobacco — 2.54%
370	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B2	399
250	Constellation Brands, Inc., Senior Notes, 4.625%, 03/01/23	Ba1	261
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	688
1,550	Del Monte Foods Company, Senior Notes, 7.625%, 02/15/19	B3	1,616
750	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (g)	Ba3	739
375	Michael Foods, Inc., Senior Notes, 8.50%, 07/15/18 (g)	Caa1	385
875	Pinnacle Foods Finance LLC, Senior Notes, 8.25%, 09/01/17	Caa1	933
350	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B3	369

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$800	U.S. Food Service, Inc., Senior Notes, 8.50%, 06/30/19 (g)	Caa2	$822
			6,212
Broadcasting and Entertainment — 12.33%
800	AMC Entertainment, Inc., Senior Notes, 8.75%, 06/01/19	B2	886
800	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	B1	803
250	Altice Financing S.A., Senior Notes, 7.875%, 12/15/19 (g)	Ba2	264
275	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B2	293
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	Ba3	506
275	Cablevision Systems Corporation, Senior Notes, 8.625%, 09/15/17	B1	321
1,250	CCO Holdings, LLC, Senior Notes, 5.125%, 02/15/23	B1	1,250
1,075	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	1,177
100	CCO Holdings, LLC, Senior Notes, 7.375%, 06/01/20	B1	111
625	Central European Media Enterprises Ltd., Senior Notes, 11.625%, 09/15/16 (g)(EUR)	(e)	866
650	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	B3	673
250	Cinemark USA, Inc., Senior Notes, 5.125%, 12/15/22 (g)	B2	253
150	Cinemark USA, Inc., Senior Notes, 7.375%, 06/15/21	B3	165
725	Clear Channel Communications, Inc., Senior Notes, 4.90%, 05/15/15	Ca	616
225	Clear Channel Communications, Inc., Senior Notes, 7.25%, 10/15/27	Ca	111
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$175	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	$175
675	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	680
600	CSC Holdings, LLC, Senior Notes, 6.75%, 11/15/21 (g)	Ba3	669
150	Cyfrowy Polsat Finance AB, Senior Notes, 7.125%, 05/20/18 (g)(EUR)	Ba2	217
750	Dish DBS Corporation, Senior Notes, 5%, 03/15/23 (g)	Ba2	758
850	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba2	914
550	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba2	626
150	Dish DBS Corporation, Senior Notes, 7.125%, 02/01/16	Ba2	168
700	Dish DBS Corporation, Senior Notes, 7.875%, 09/01/19	Ba2	830
575	GTP Acquisition Partners I, LLC, Senior Notes, 7.628%, 06/15/41 (g)	Ba3	606
225	Lamar Media Corporation, Senior Subordinated Notes, 5%, 05/01/23 (g)	B1	231
325	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	B1	353
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	B3	383
500	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	509
350	National CineMedia LLC, Senior Notes, 6%, 04/15/22	Ba2	371
825	Nexstar Broadcasting, Inc., Senior Notes, 8.875%, 04/15/17	B3	905
100	Numericable Finance & Co. S.C.A., Senior Notes, 8.75%, 02/15/19 (g)(EUR)	B2	141

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$350	Numericable Finance & Co. S.C.A., Senior Notes, 12.375%, 02/15/19 (g)(EUR)	B2	$547
475	Polish Television Holding B.V., Senior Notes, 11.25%, 05/15/17 (g)(EUR)	(e)	683
825	Regal Cinemas Corporation, Senior Notes, 9.125%, 08/15/18	B3	920
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22 (g)	B2	637
475	Starz LLC, Senior Notes, 5%, 09/15/19 (g)	Ba2	487
250	Telenet Finance V Luxembourg S.C.A, Senior Notes, 6.25%, 08/15/22 (g)(EUR)	Ba3	351
475	Unitymedia Hessen GmbH&Co., Senior Notes, 9.50%, 03/15/21 (g)(EUR)	B3	726
525	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	539
375	Univision Communications, Inc., Senior Notes, 6.875%, 05/15/19 (g)	B2	388
1,950	Univision Communications, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	2,111
1,750	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	1,811
475	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	513
550	UPCB Finance Limited, Senior Notes, 7.25%, 11/15/21 (g)	Ba3	606
450	UPCB Finance Limited, Senior Notes, 7.625%, 01/15/20 (g)(EUR)	Ba3	653
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	603
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$175	WaveDivision Holdings, LLC, Senior Notes, 8.125%, 09/01/20 (g)	Caa1	$181
600	Wide Open West Finance, LLC, Senior Notes, 10.25%, 07/15/19 (g)	Caa1	638
275	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	Ba2	290
300	WMG Acquisition Corporation, Senior Notes, 11.50%, 10/01/18	B3	345
200	Ziggo Bond Company BV, Senior Notes, 8%, 05/15/18 (g)(EUR)	Ba2	290
			30,150
Building and Real Estate — 7.28%
200	Ainsworth Lumber Company Ltd., Senior Notes, 7.50%, 12/15/17 (g)	B2	210
1,250	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17	Caa1	1,275
275	Aviv Healthcare Properties Ltd. Partnership, Senior Notes, 7.75%, 02/15/19	B1	292
500	CB Richard Ellis Services, Inc., Senior Subordinated Notes, 6.625%, 10/15/20	Ba1	546
325	CB Richard Ellis Services, Inc., Senior Subordinated Notes, 11.625%, 06/15/17	Ba2	357
650	Cemex Espana Luxembourg, Senior Notes, 9.25%, 05/12/20 (g)	(e)	707
675	Cemex Finance LLC, Senior Notes, 9.50%, 12/14/16 (g)	(e)	731
650	Cemex SAB de CV, Senior Notes, 9%, 01/11/18 (g)	(e)	708
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	686
650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20 (g)	Ba1	666

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	Host Hotels and Resorts, L.P., Senior Notes, 5.875%, 06/15/19	Baa3	$327
525	iStar Financial, Inc., Senior Notes, 7.125%, 02/15/18	B3	538
600	KB Home, Senior Notes, 8%, 03/15/20	B2	684
400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17 (g)	Ba3	411
500	LaFarge SA, Senior Notes, 6.75%, 12/16/19 (EUR)	Ba1	747
475	Masco Corporation, Senior Notes, 5.85%, 03/15/17	Ba3	518
325	Masco Corporation, Senior Notes, 6.125%, 10/03/16	Ba3	360
750	Mercer International, Inc., Senior Notes, 9.50%, 12/01/17	B3	793
225	Meritage Homes Corporation, Senior Notes, 7%, 04/01/22	B1	246
250	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 02/15/22	Ba1	264
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	570
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	Caa1	644
650	Nortek, Inc., Senior Notes, 10%, 12/01/18	Caa1	735
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Ba1	627
900	Shea Homes Limited Partnership, Senior Notes, 8.625%, 05/15/19	B2	997
200	Standard Pacific Corporation, Senior Notes, 8.375%, 05/15/18	B3	234
400	Standard Pacific Corporation, Senior Notes, 10.75%, 09/15/16	B3	500
550	Summit Materials LLC, Senior Notes, 10.50%, 01/31/20 (g)	B3	589
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$525	Texas Industries, Senior Notes, 9.25%, 08/15/20	Caa2	$564
125	USG Corporation, Senior Notes, 8.375%, 10/15/18 (g)	B2	139
450	USG Corporation, Senior Notes, 9.75%, 08/01/14 (g)	B2	489
125	USG Corporation, Senior Notes, 9.75%, 01/15/18	Caa2	141
500	William Lyons Homes, Inc., Senior Notes, 8.50%, 11/15/20 (g)	Caa2	523
			17,818
Cargo Transport — 1.03%
480	DP World Ltd., Senior Notes, 6.85%, 07/02/37(g)	Baa3	559
233	Florida East Coast Holdings, Senior Notes, 10.50%, 08/01/17 (h)	Caa3	232
600	Florida East Coast Railway Corporation, Senior Notes, 8.125%, 02/01/17	B3	636
250	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 6.125%, 06/15/21	Ba1	281
200	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 6.625%, 12/15/20	Ba1	226
525	Kansas City Southern de Mexico, S.A. de C.V., Senior Notes, 8%, 02/01/18	Ba1	579
			2,513
Chemicals, Plastics and Rubber — 3.76%
475	Ashland Inc., Senior Notes, 4.75%, 08/15/22 (g)	Ba2	493
875	Celanese US Holdings LLC, Senior Notes, 4.625%, 11/15/22	Ba2	918
225	Compass Minerals International, Inc., Senior Notes, 8%, 06/01/19	Ba2	242
275	Hexion Specialty Chemicals, Inc., Senior Notes, 9%, 11/15/20	(e)	251

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$175	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/20	B2	$198
550	Huntsman International LLC, Senior Subordinated Notes, 8.625%, 03/15/21	B2	624
575	Ineos Finance PLC, Senior Notes, 8.375%, 02/15/19 (g)	B1	618
200	Ineos Finance PLC, Senior Notes, 9%, 05/15/15 (g)	B1	212
375	Koppers Holdings Inc., Senior Notes, 7.875%, 12/01/19	B1	413
475	Lyondell Chemical Company, Senior Notes, 5%, 04/15/19	Baa3	526
450	Momentive Performance Materials, Inc., Senior Notes, 9%, 01/15/21	Caa1	328
275	Momentive Performance Materials, Inc., Senior Notes, 8.875%, 10/15/20 (g)	B1	278
325	PolyOne Corporation, Senior Notes, 7.375%, 09/15/20	Ba3	356
950	PQ Corporation, Senior Notes, 8.75%, 05/01/18 (g)	Caa1	997
200	Rain CII Carbon LLC, Senior Notes, 8.25%, 01/15/21 (g)	(e)	205
1,200	Rockwood Specialty Group, Inc., Senior Notes, 4.625%, 10/15/20	Ba2	1,242
550	Styrolution Group GmbH, Senior Notes, 7.625%, 05/15/16 (g)(EUR)	B2	759
525	Tronox Finance LLC, Senior Notes, 6.375%, 08/15/20 (g)	B1	530
			9,190
Containers, Packaging and Glass — 5.00%
375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	400
211	ARD Finance S.A., Senior Notes, 11.125%, 06/01/18 (g)	Caa1	223
875	Ardagh Packaging Finance plc, Senior Notes, 9.25%, 10/15/20 (g)(EUR)	B3	1,263
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	Ball Corporation, Senior Notes, 7.375%, 09/01/19	Ba1	$473
1,000	Beverage Packaging Holdings, Senior Notes, 8%, 12/15/16 (g)(EUR)	Caa2	1,343
425	Boise Cascade LLC, Senior Notes, 6.375%, 11/01/20 (g)	B2	438
250	Boise Paper Holdings LLC, Senior Notes, 8%, 04/01/20	Ba3	276
375	Boise Paper Holdings LLC, Senior Notes, 9%, 11/01/17	Ba3	409
425	Bway Holding Company, Senior Notes, 10%, 06/15/18	B3	472
1,200	Cascades Inc., Senior Notes, 7.75%, 12/15/17	Ba3	1,266
925	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	985
250	Clearwater Paper Corporation, Senior Notes, 7.125%, 11/01/18	Ba3	273
400	Exopack Holding Corporation, Senior Notes, 10%, 06/01/18	Caa2	358
525	Graphic Packaging International, Inc., Senior Notes, 7.875%, 10/01/18	B2	579
600	Graphic Packaging International, Inc., Senior Notes, 9.50%, 06/15/17	B2	648
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	404
300	Plastipak Holdings, Inc., Senior Notes, 10.625%, 08/15/19 (g)	B3	343
175	Reynolds Group Issuer, Inc., Senior Notes, 7.125%, 04/15/19	B1	188
285	Rock-Tenn Company, Senior Notes, 3.50%, 03/01/20 (g)	Ba1	292
135	Rock-Tenn Company, Senior Notes, 4.45%, 03/01/19 (g)	Ba1	146
90	Rock-Tenn Company, Senior Notes, 4.90%, 03/01/22 (g)	Ba1	97

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	Sappi Papier Holding GmbH, Senior Notes, 7.75%, 07/15/17 (g)	Ba2	$624
275	Sappi Papier Holding GmbH, Senior Notes, 8.375%, 06/15/19 (g)	Ba2	300
400	Tekni Plex, Inc., Senior Notes, 9.75%, 06/01/19 (g)	Caa1	437
			12,237
Diversified/Conglomerate Manufacturing — 5.45%
375	Amsted Industries, Inc., Senior Notes, 8.125%, 03/15/18 (g)	B1	401
1,075	Building Materials Corporation of America, Senior Notes, 6.75%, 05/01/21 (g)	Ba3	1,187
650	Case New Holland, Incorporated, Senior Notes, 7.875%, 12/01/17	Ba2	769
900	CNH Capital LLC, Senior Notes, 6.25%, 11/01/16	Ba2	992
450	Coleman Cable, Inc., Senior Notes, 9%, 02/15/18	B3	484
250	Columbus McKinnon Corporation, Senior Subordinated Notes, 7.875%, 02/01/19	B1	268
2,000	Commscope, Inc., Senior Notes, 8.25%, 01/15/19 (g)	B3	2,185
500	Fiat Industrial Finance, Senior Notes, 6.25%, 03/09/18 (EUR)	Ba2	739
325	General Cable Corporation, Senior Notes, 5.75%, 10/01/22 (g)	B1	335
275	Interline Brands, Inc., Senior Notes, 10%, 11/15/18 (g)	Caa1	296
100	KM Germany Holding GMBH, Senior Notes, 8.75%, 12/15/20 (g)(EUR)	B2	137
400	Manitowoc Company, Inc., Senior Notes, 5.875%, 10/15/22	B3	403
300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B3	337
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$375	Mcron Finance Sub LLC, Senior Notes, 8.375%, 05/15/19 (g)	B1	$385
350	Navistar International Corporation, Senior Notes, 8.25%, 11/01/21	B3	338
800	RBS Global, Inc., Senior Notes, 8.50%, 05/01/18	B3	867
700	Sensata Technologies BV, Senior Notes, 6.50%, 05/15/19 (g)	B2	746
425	Silver II Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa1	439
1,000	Terex Corporation, Senior Notes, 6%, 5/15/21	B3	1,050
200	Terex Corporation, Senior Notes, 6.50%, 04/01/20	B3	212
675	Vulcan Materials, Senior Notes, 7.50%, 06/15/21	Ba3	768
			13,338
Diversified/Conglomerate Service — 11.24%
1,250	Aguila 3 S.A., Senior Notes, 7.875%, 01/31/18 (g)	B2	1,325
550	Alliance Data Systems Company, Senior Notes, 5.25%, 12/01/17 (g)	(e)	558
575	Alliance Data Systems Company, Senior Notes, 6.375%, 04/01/20 (g)	(e)	604
275	Anixter Inc., Senior Notes, 5.625%, 05/01/19	Ba3	289
475	Anixter Inc., Senior Notes, 10%, 03/15/14	Ba3	515
600	Aramark Holdings, Senior Notes, 8.625%, 05/01/16 (g)	B3	614
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	B2	270
1,000	Avis Budget Car Rental LLC, Senior Notes, 9.625%, 03/15/18	B2	1,115
700	Capsugel Finance Company, Senior Notes, 9.875%, 08/01/19 (g)(EUR)	Caa1	1,039

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$25	CDW Corporation, Senior Secured Notes, 8%, 12/15/18	B1	$28
1,981	CDW Corporation, Senior Subordinate Notes, 12.535%, 10/12/17	Caa1	2,117
1,600	CDW Escrow Corporation, Senior Subordinate Notes, 8.50%, 04/01/19	B3	1,732
275	Ceridian Corporation, Senior Notes, 8.875%, 07/15/19 (g)	B1	299
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21 (g)	Ba2	337
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	261
300	Europcar Groupe SA, Senior Notes, 11.50%, 05/15/17 (g)(EUR)	Caa1	419
125	Fidelity National Information Company, Senior Notes, 7.625%, 07/15/17	Ba2	136
325	Fidelity National Information Company, Senior Notes, 7.875%, 07/15/20	Ba2	367
675	First Data Corporation, Senior Notes, 6.75%, 11/01/20 (g)	B1	683
1,300	First Data Corporation, Senior Notes, 7.375%, 06/15/19 (g)	B1	1,349
2,150	First Data Corporation, Senior Notes, 12.625%, 01/15/21	Caa1	2,263
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22 (g)	Ba2	182
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	507
100	Garda World Security Corporation, Senior Notes, 9.75%, 03/15/17 (g)	B2	105
125	Gategroup Finance (Luxembourg) S.A., Senior Notes, 6.75%, 03/01/19 (g)(EUR)	B1	175
425	Global General Merger, Senior Notes, 11%, 12/15/20 (g)	Caa1	431
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	Goodman Networks, Inc., Senior Notes, 12.375%, 07/01/18 (g)	B2	$520
300	H&E Equipment Services, Senior Notes, 7%, 09/01/22 (g)	B3	319
325	HDTFS, Inc., Senior Notes, 6.25%, 10/15/22 (g)	B2	347
600	Harbinger Group, Inc., Senior Notes, 7.875%, 07/15/19 (g)	B3	594
350	Igloo Holdings Corporation, Senior Notes, 8.25%, 12/15/17 (g)	Caa1	346
700	iPayment, Inc., Senior Notes, 10.25%, 05/15/18	B3	571
325	Iron Mountain Inc., Senior Subordinated Notes, 5.75%, 08/15/24	B1	330
175	Jaguar Holdings, Inc., Senior Notes, 9.375%, 10/15/17 (g)	Caa1	183
700	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	796
350	Maxim Crane Works, L.P., Senior Notes, 12.25%, 04/15/15 (g)	Caa2	360
275	Service Master Company, Senior Notes, 8%, 02/15/20	B3	287
500	Sungard Data Systems, Inc., Senior Subordinated Notes, 6.625%, 11/01/19 (g)	Caa1	511
675	Syniverse Holdings, Inc., Senior Notes, 9.125%, 01/15/19	Caa1	720
100	Techem GmbH, Senior Notes, 6.125%, 10/01/19 (g)(EUR)	Ba3	142
250	Transunion Holding Company, Inc., Senior Notes, 8.125%, 06/15/18 (g)	Caa1	256
250	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20 (g)	Caa1	266
325	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B3	344

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$350	UR Financing Escrow Corporation, Senior Notes, 5.75%, 07/15/18 (g)	Ba3	$377
625	Verisure Holding AB, Senior Notes, 8.75%, 09/01/18 (g)(EUR)	B2	896
525	West Corporation, Senior Notes, 7.875%, 01/15/19	Caa1	542
1,025	West Corporation, Senior Notes, 8.625%, 10/01/18	Caa1	1,079
			27,506
Electronics — 3.63%
650	Advanced Micro Devices, Inc., Senior Notes, 7.50%, 08/15/22 (g)	B1	533
475	Advanced Micro Devices, Inc., Senior Notes, 7.75%, 08/01/20	B1	398
700	Core Logic, Inc., Senior Notes, 7.25%, 06/01/21	Ba3	762
500	Epicor Software Corporation, Senior Notes, 8.625%, 05/01/19	Caa1	525
975	HD Supply, Inc., Senior Notes, 8.125%, 04/15/19 (g)	B2	1,112
475	HD Supply, Inc., Senior Notes, 11%, 04/15/20 (g)	Caa1	561
350	HD Supply, Inc., Senior Notes, 11.50%, 07/15/20 (g)	Caa2	393
1,375	iGATE Corporation, Senior Notes, 9%, 05/01/16	B2	1,488
650	Infor US, Inc., Senior Notes, 9.375%, 04/01/19	Caa1	728
225	Infor US, Inc., Senior Notes, 11.50%, 07/15/18	Caa1	263
375	JDA Software Group, Inc., Senior Notes, 8%, 12/15/14	B1	391
1,000	MEMC Electronic Materials, Inc., Senior Notes, 7.75%, 04/01/19	Caa1	840
100	NCR Corporation, Senior Notes, 4.625%, 02/15/21 (g)	Ba3	100
275	NCR Corporation, Senior Notes, 5%, 07/15/22 (g)	Ba3	279
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	Nuance Communications, Senior Notes, 5.375%, 08/15/20 (g)	Ba3	$496
			8,869
Finance — 13.95%
475	AerCap Aviation Solutions B.V., Senior Notes, 6.375%, 05/30/17	(e)	499
650	Aircastle Limited, Senior Notes, 6.25%, 12/01/19 (g)	Ba3	678
300	Aircastle Limited, Senior Notes, 6.75%, 04/15/17	Ba3	323
750	Aircastle Limited, Senior Notes, 7.625%, 04/15/20	Ba3	840
600	Aircastle Limited, Senior Notes, 9.75%, 08/01/18	Ba3	680
425	Air Lease Corporation, Senior Notes, 4.50%, 01/15/16 (g)	(e)	429
800	Air Lease Corporation, Senior Notes, 5.625%, 04/01/17	(e)	848
875	Algeco Scotsman Global Finance PLC, Senior Notes, 8.50%, 10/15/18 (g)	B1	904
1,025	Ally Financial, Inc., Senior Notes, 4.625%, 06/26/15	B1	1066
1,175	Ally Financial, Inc., Senior Notes, 5.50%, 02/15/17	B1	1,257
500	Ally Financial, Inc., Senior Notes, 6.25%, 12/01/17	B1	554
775	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	938
700	CIT Group, Inc., Senior Notes, 4.25%, 08/15/17	B1	723
700	CIT Group, Inc., Senior Notes, 5%, 08/15/22	B1	751
1,575	CIT Group, Inc., Senior Notes, 5.375%, 05/15/20	B1	1,717
2,175	CIT Group, Inc., Senior Notes, 5.50%, 02/15/19 (g)	B1	2,360
1,650	CIT Group, Inc., Senior Notes, 6.625%, 04/01/18 (g)	B1	1,865
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,533

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	E*Trade Financial Corporation, Senior Notes, 6%, 11/15/17	B2	$230
900	E*Trade Financial Corporation, Senior Notes, 6.375%, 11/15/19	B2	920
400	E*Trade Financial Corporation, Senior Notes, 6.75%, 06/01/16	B2	420
775	General Motors Financial Company, Inc., Senior Notes, 4.75%, 08/15/17 (g)	Ba3	814
350	General Motors Financial Company, Inc., Senior Notes, 6.75%, 06/01/18	Ba3	402
1,450	Icahn Enterprises, L.P., Senior Notes, 8%, 01/15/18	Ba3	1,555
425	International Lease Finance Corporation, Senior Notes, 4.875%, 04/01/15	Ba3	441
350	International Lease Finance Corporation, Senior Notes, 5.75%, 05/15/16	Ba3	368
525	International Lease Finance Corporation, Senior Notes, 8.625%, 01/15/22	Ba3	652
1,800	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	Ba3	2,115
525	MBIA Insurance Corporation, Surplus Notes, 14%, 01/15/33 (g)	C	83
500	Nationstar Mortgage LLC, Senior Notes, 9.625%, 05/01/19 (g)	B2	565
200	Nationstar Mortgage LLC, Senior Notes, 9.625%, 05/01/19 (g)	B2	226
400	Neuberger Berman Group LLC, Senior Notes, 5.625%, 03/15/20 (g)	Ba1	419
425	Neuberger Berman Group LLC, Senior Notes, 5.875%, 03/15/22 (g)	Ba1	451
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,275	Nuveen Investments, Inc., Senior Notes, 9.125%, 10/15/17 (g)	Caa2	$1,250
225	Provident Funding Associates, L.P., Senior Notes, 10.125%, 02/15/19 (g)	B2	237
575	Provident Funding Associates, L.P., Senior Notes, 10.25%, 04/15/17 (g)	Ba3	632
750	SLM Corporation, Senior Medium Term Notes, 4.625%, 09/25/17	Ba1	770
1,725	SLM Corporation, Senior Medium Term Notes, 8.45%, 06/15/18	Ba1	2,024
625	Springleaf Finance Corporation, Senior Medium Term Notes, 6.90%, 12/15/17	Caa1	559
900	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B3	886
125	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	B2	138
			34,122
Furnishings — .15%
350	Tempur-Pedic International, Inc., Senior Notes, 6.875%, 12/15/20 (g)	B3	364
Groceries — .36%
500	Susser Holdings LLC, Senior Notes, 8.50%, 05/15/16	B2	532
325	The Pantry, Inc., Senior Notes, 8.375%, 08/01/20 (g)	Caa1	340
			872
Healthcare, Education and Childcare — 7.60%
1,125	Biomet, Inc., Senior Notes, 6.50%, 08/01/20 (g)	B3	1,192
800	Capella Healthcare Inc., Senior Notes, 9.25%, 07/01/17	B3	858
600	CHS/Community Health Systems, Inc., Senior Notes, 5.125%, 08/15/18	Ba3	626

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	CHS/Community Health Systems, Inc., Senior Notes, 7.125%, 07/15/20	B3	$667
475	CHS/Community Health Systems, Inc., Senior Notes, 8%, 11/15/19	B3	514
175	Crown Newco 3 plc, Senior Notes, 7%, 02/15/18 (g)(GBP)	B2	301
525	Davita, Inc., Senior Notes, 6.375%, 11/01/18	B2	563
450	Elan Finance, plc, Senior Notes, 6.25%, 10/15/19 (g)	Ba3	471
775	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.625%, 07/31/19 (g)	Ba2	833
450	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.875%, 01/31/22 (g)	Ba2	486
525	HCA Holdings, Inc., Senior Notes, 6.25%, 02/15/21	B3	538
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B3	1,574
550	HCA, Inc., Senior Secured Notes, 8.50%, 04/15/19	Ba3	613
98	HCA, Inc., Senior Secured Notes, 9.875%, 02/15/17	B2	104
950	Health Management Associates, Inc., Senior Notes, 7.375%, 01/15/20	B3	1,024
375	Hologic, Inc., Senior Notes, 6.25%, 08/01/20 (g)	B2	403
825	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	780
600	Inventive Health Inc., Senior Notes, 10%, 08/15/18 (g)	Caa2	513
425	Inventive Health Inc., Senior Notes, 10.25%, 08/15/18 (g)	Caa2	363
525	Kindred Healthcare, Inc., Senior Notes, 8.25%, 06/01/19	B3	512
275	Kinetic Concepts, Inc., Senior Notes, 10.50%, 11/01/18 (g)	B3	289
250	LifePoint Hospitals, Inc., Senior Notes, 6.625%, 10/01/20	Ba1	270
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	MedAssets, Inc., Senior Notes, 8%, 11/15/18	B3	$515
900	Multiplan, Inc., Senior Notes, 9.875%, 09/01/18 (g)	Caa1	1,001
350	Mylan Inc., Senior Notes, 7.625%, 07/15/17 (g)	Baa3	394
300	Sky Growth Holdings Corporation, Senior Notes, 7.375%, 10/15/20 (g)	Caa1	298
925	Tenet Healthcare Corporation, Senior Notes, 6.25%, 11/01/18	B1	1,018
50	Tenet Healthcare Corporation, Senior Notes, 8.875%, 07/01/19	B1	56
175	Universal Health Services, Inc., Senior Notes, 7%, 10/01/18	B1	192
325	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20 (g)	B3	342
550	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	590
150	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	161
500	Vanguard Health Holding Company II, LLC, Senior Notes, 7.75%, 02/01/19	B3	515
31	Vanguard Health Systems, Inc., Senior Discount Notes, Zero Coupon, 02/01/16	Caa1	23
			18,599
Hotels, Motels, Inns and Gaming — 5.16%
490	Ameristar Casinos, Inc., Senior Notes, 7.50%, 04/15/21	B3	532
375	Boyd Acquisition Sub, LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	392
450	Boyd Gaming Corporation, Senior Notes, 9%, 07/01/20 (g)	B3	445

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$475	Boyd Gaming Corporation, Senior Notes, 9.125%, 12/01/18	B3	$485
425	Caesar's Entertainment Operating Company, Inc., Senior Notes, 5.625%, 06/01/15	Caa3	372
925	Caesar's Entertainment Operating Company, Inc., Senior Notes, 8.50%, 02/15/20	B2	923
525	Caesar's Entertainment Operating Company, Inc., Senior Notes, 9%, 02/15/20 (g)	B2	528
850	CCM Merger, Inc., Senior Notes, 9.125%, 05/01/19 (g)	Caa2	854
275	Choice Hotels International, Inc., Senior Notes, 5.75%, 07/01/22	Baa3	305
50	City Center Holdings LLC, Senior Notes, 10.75%, 01/15/17	Caa2	54
825	Graton Economic Development Authority, Senior Notes, 9.625%, 09/01/19 (g)	B3	887
300	Great Canadian Gaming Corporation, Senior Subordinated Notes, 6.625%, 07/25/22 (g)(CAD)	B1	314
1,775	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	1,771
1,375	MGM Resorts International, Senior Notes, 6.75%, 10/01/20 (g)	B3	1,399
325	Quapaw Downstream Development Authority, Senior Notes, 10.50%, 07/01/19 (g)	B3	352
400	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	434
450	Seminole Tribe of Florda, Senior Notes, 7.75%, 10/01/17 (g)	Ba1	487
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$925	Seneca Gaming Corporation, Senior Notes, 8.25%, 12/01/18 (g)	B2	$976
1,300	Station Casinos LLC, Senior Notes, 3.66%, 06/18/18	Caa2	1,118
			12,628
Insurance — 1.51%
250	Alliant Holdings I, LLC, Senior Notes, 7.875%, 12/15/20 (g)	Caa2	249
650	Amerigroup Corporation, Senior Notes, 7.50%, 11/15/19	Baa2	780
925	Assured Guarantee Holdings Municipal Holdings, Inc., Junior Subordinated Debentures, 6.40%, 12/15/66 (g)	Baa1	763
450	Centene Corporation, Senior Notes, 5.75%, 06/01/17	Ba2	486
475	CNO Financial Group Inc., Senior Notes, 6.375%, 10/01/20 (g)	Ba3	494
425	Compass Investors Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	424
475	Hub International Limited, Senior Notes, 8.125%, 10/15/18 (g)	Caa2	488
			3,684
Leisure, Amusement and Entertainment — 1.00%
525	Cedar Fair LP, Senior Notes, 9.125%, 08/01/18	B2	591
175	Easton Bell Sports Inc., Senior Notes, 9.75%, 12/01/16	B2	188
334	Manchester United Finance plc, Senior Notes, 8.375%, 02/01/17 (g)	(e)	362
600	Royal Caribbean Cruises, Ltd., Senior Notes, 5.25%, 11/15/22	Ba1	633
675	Six Flags Entertainment Corporation, Senior Notes, 5.25%, 01/15/21 (g)	B3	675
			2,449

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Mining, Steel, Iron and Non-Precious Metals — 6.42%
$725	AK Steel Corporation, Senior Notes, 7.625%, 05/15/20	B3	$627
425	Aleris Senior Notes, 7.875%, 11/01/20 (g)	B2	425
575	Alrosa Finance S.A., Senior Notes, 7.75%, 11/03/20 (g)	Ba3	666
575	ArcelorMittal, Senior Notes, 6%, 03/01/21	Ba1	575
850	ArcelorMittal, Senior Notes, 6.125%, 06/01/18	Ba1	863
250	ArcelorMittal, Senior Notes, 6.75%, 02/25/22	Ba1	262
500	ArcelorMittal, Senior Notes, 10.35%, 06/01/19	Ba1	603
250	Consol Energy, Inc., Senior Notes, 8%, 04/01/17	B1	271
525	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20	B1	568
1,150	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	1,173
525	Essar Steel Algoma Inc., Senior Notes, 9.875%, 06/15/15 (g)	Caa2	357
1,225	FMG Resources Pty. Ltd., Senior Notes, 7%, 11/01/15 (g)	B1	1,292
1,225	Foresight Energy LLC, Senior Notes, 9.625%, 08/15/17 (g)	Caa1	1,311
700	JMC Steel Group, Inc., Senior Notes, 8.25%, 03/15/18 (g)	B3	733
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	473
625	Peabody Energy Corporation, Senior Notes, 6%, 11/15/18	Ba1	663
175	Peabody Energy Corporation, Senior Notes, 6.25%, 11/15/21	Ba1	185
1,225	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17 (g)	Caa2	1,246
2,450	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18 (g)	Caa3	2,260
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$775	Severstal Columbus LLC, Senior Notes, 10.25%, 02/15/18	B3	$816
325	Steel Dynamics, Senior Notes, 6.125%, 08/15/19 (g)	Ba2	344
			15,713
Oil and Gas — 12.94%
275	AmeriGas Finance LLC, Senior Notes, 6.75%, 05/20/20	Ba2	302
525	AmeriGas Finance LLC, Senior Notes, 7%, 05/20/22	Ba2	585
750	Antero Resources Finance Corporation, Senior Notes, 6%, 12/01/20 (g)	B2	759
1,100	Antero Resources Finance Corporation, Senior Notes, 7.25%, 08/01/19	B2	1,199
425	Antero Resources Finance Corporation, Senior Notes, 9.375%, 12/01/17	B2	466
625	Berry Petroleum Company, Senior Notes, 6.375%, 09/15/22	B1	651
300	Berry Petroleum Company, Senior Notes, 6.75%, 11/01/20	B1	322
625	Bill Barrett Corporation, Senior Notes, 7%, 10/15/22	B1	644
1,100	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B1	1,161
125	Carrizo Oil and Gas, Inc., Senior Notes, 7.50%, 09/15/20	B3	129
350	Chesapeake Energy Corp., Senior Notes, 6.625%, 11/15/19 (g)	Ba3	332
825	Clayton Williams Energy Company, Senior Notes, 7.75%, 04/01/19	B3	822
600	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	B1	630

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	B1	$334
150	Continental Resources, Inc., Senior Notes, 5%, 09/15/22	Ba2	161
175	Crosstex Energy L.P., Senior Notes, 8.875%, 02/15/18	B2	189
625	DPL, Inc., Senior Notes, 6.50%, 10/15/16	Ba1	661
800	DPL, Inc., Senior Notes, 7.25%, 10/15/21	Ba1	856
800	El Paso Corporation, Senior Notes, 7.75%, 01/15/32	Ba2	945
200	El Paso Corporation, Senior Notes, 7.80%, 08/01/31	Ba2	235
50	EPL Oil and Gas, Inc., Senior Notes, 8.25%, 02/15/18 (g)	Caa1	51
650	Exterran Holdings, Inc., Senior Notes, 7.25%, 12/01/18	Ba3	687
1,875	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	1,856
50	Ferrellgas, L.P., Senior Notes, 9.125%, 10/01/17	B2	54
500	Halcon Resources Corporation, Senior Notes, 8.875%, 5/15/21 (g)	B3	531
200	Inergy Midstream, L.P., Senior Notes, 6%, 12/15/20 (g)	B1	207
600	Laredo Petroleum, Inc., Senior Notes, 7.375%, 05/01/22 B3	B3	652
175	Laredo Petroleum, Inc., Senior Notes, 9.50%, 02/15/19	B3	196
750	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	826
710	Newfield Exploration Company, Senior Subordinated Notes, 6.875%, 02/01/20	Ba2	761
550	OGX Austria GMBH 8.50%, 06/01/18 (g)	B1	495
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$775	Parker Drilling Company, Senior Notes, 9.125%, 04/01/18	B1	$827
1,175	PDC Energy, Senior Notes, 7.75%, 10/15/22 (g)	B3	1,207
725	Penn Virginia Corporation, Senior Notes, 8.375%, 06/01/20 (g)	B2	779
800	Penn Virginia Resources Partners, L.P., Senior Notes, 8.25%, 04/15/18	B2	848
875	Petroleum Geo Services ASA, Senior Notes, 7.375%, 12/15/18 (g)	Ba2	929
75	Plains Exploration and Production Company, Senior Notes, 6.75%, 02/01/22	B1	84
525	QEP Resources, Inc., Senior Notes, 5.25%, 05/01/23	Ba1	558
825	Range Resources Corporaiton, Senior Subordinated Notes, 6.75%, 08/01/20	Ba3	897
350	Regency Energy Partners, L.P., Senior Notes, 5.50%, 04/15/23	B1	374
450	Regency Energy Partners, L.P., Senior Notes, 6.875%, 12/01/18	B1	492
50	Rockies Express Pipeline LLC, Senior Notes, 6.85%, 07/15/18 (g)	Ba1	52
275	Sandridge Energy, Inc., Senior Notes, 7.50%, 03/15/21	B2	294
150	Sandridge Energy, Inc., Senior Notes, 7.50%, 02/15/23	B2	160
575	SESI LLC, Senior Notes, 6.375%, 05/01/19	Ba2	615
500	SESI LLC, Senior Notes, 7.125%, 12/15/21	Ba3	556
325	SM Energy Company, Senior Notes, 6.50%, 11/15/21	B1	347
575	SM Energy Company, Senior Notes, 6.50%, 01/01/23	B1	614

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$225	SM Energy Company, Senior Notes, 6.625%, 02/15/19	B1	$240
825	Swift Energy Company, Senior Notes, 7.875%, 03/01/22	B3	867
275	Swift Energy Company, Senior Notes, 7.875%, 03/01/22 (g)	B3	289
650	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	708
650	Targa Resources Partners L.P., Senior Notes, 6.375%, 08/01/22 (g)	Ba3	710
575	Tervita Corporation, Senior Notes, 9.75%, 11/01/19 (g)	Caa2	569
875	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	943
			31,658
Personal, Food and Miscellaneous Services — 2.02%
400	Central Garden & Pet Company, Senior Subordinated Notes, 8.25%, 03/01/18	B2	423
514	CKE Restaurants, Senior Notes, 11.375%, 07/15/18	B2	591
1,500	DineEquity, Inc., Senior Notes, 9.50%, 10/30/18	B3	1,704
450	Fiesta Restaurant Group, Senior Notes, 8.875%, 08/15/16	B2	483
950	Laureate Education, Senior Notes, 9.25%, 09/01/19 (g)	Caa1	993
125	Realogy Corporation, Senior Notes, 9%, 01/15/20 (g)	Caa1	141
575	Wok Acquisition Corporation, Senior Notes, 10.25%, 06/30/20 (g)	Caa1	614
			4,949
Personal Non-Durable Consumer Products — .46%
250	Jarden Corporation, Senior Notes, 8%, 05/01/16	Ba3	266
375	Mead Products, Senior Notes, 6.75%, 04/30/20 (g)	B1	395
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$225	Spectrum Brands Escrow, Senior Notes, 6.375%, 11/15/20 (g)	B3	$239
200	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22 (g)	B3	216
			1,116
Personal Transportation — .91%
1,300	Continental Airlines, Inc., Senior Notes, 6.75%, 09/15/15 (g)	Ba2	1,365
175	Continental Airlines, Inc., Senior Notes, 7.25%, 05/10/21	Baa2	202
109	Continental Airlines, Inc., Senior Notes, 9.25%, 11/10/18	Ba2	120
161	Northwest Airlines 7.575%, 09/01/20	(e)	175
150	United Airlines, Inc., Senior Notes, 12%, 11/01/13 (g)	B2	151
145	US Airways, Inc., Senior Notes, 4.625%, 12/03/26	Ba1	148
65	US Airways, Inc., Senior Notes, 6.75%, 12/03/22	B1	67
			2,228
Printing and Publishing — .20%
500	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	475
Retail Stores — 4.45%
1,125	Academy, Ltd., Senior Notes 9.25%, 08/01/19 (g)	Caa1	1,249
250	Best Buy Company, Inc., Senior Notes, 3.75%, 03/15/16	Baa2	234
525	CDR DB Sub, Inc., Senior Notes, 7.75%, 10/15/20 (g)	Caa2	524
1,275	Claire's Escrow Corporation, Senior Notes, 9%, 03/15/19 (g)	B2	1,371
309	Claire's Stores, Inc., Senior Notes, 9.625%, 06/01/15	Caa2	287
770	Dollar General Corporation, Senior Notes, 4.125%, 07/15/17	Ba2	809

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	Jo-Ann Stores Holdings Inc., Senior Notes, 8.125%, 03/15/19 (g)	Caa1	$512
625	Jo-Ann Stores Holdings Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	636
550	New Academy Finance Company LLC 8%, 06/15/18 (g)	Caa1	558
400	99 Cents Only Stores, Senior Notes, 11%, 12/15/19	Caa1	457
700	Party City Holdings, Inc., Senior Notes, 8.875%, 08/01/20 (g)	Caa1	753
400	Penske Automotive Group, Inc., Senior Subordinated Notes, 5.75%, 10/01/22 (g)	B2	413
250	QVC, Inc., Senior Notes, 7.50%, 10/01/19 (g)	Ba2	276
675	Radio Shack Corporation, Senior Notes 6.75%, 05/15/19	Caa1	429
325	Rite Aid Corporation, Senior Notes, 7.70%, 02/15/27	Caa3	278
800	Rite Aid Corporation, Senior Notes, 9.25%, 03/15/20	Caa2	850
1,200	Rite Aid Corporation, Senior Notes, 9.50%, 06/15/17	Caa2	1,251
			10,887
Telecommunications — 12.81%
425	Clearwire Communications LLC, Senior Notes, 12%, 12/01/17 (g)	Caa3	495
1,375	Cricket Communications, Inc., Senior Notes, 7.75%, 10/15/20	B3	1,406
950	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23 (g)	B1	1,012
700	Digicel Limited, Senior Notes, 8.25%, 09/01/17 (g)	B1	753
400	Digicel Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	439
450	Digicel Limited, Senior Notes, 10.50%, 04/15/18 (g)	Caa1	505
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	Earthlink Inc., Senior Notes, 8.875%, 05/15/19	B2	$341
1,000	Equinix, Inc., Senior Notes, 7%, 07/15/21	Ba2	1,110
450	GCI, Inc., Senior Notes, 6.75%, 06/01/21	B2	444
775	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	852
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	882
675	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20	B3	731
100	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20 (g)	B3	108
2,050	Intelsat (Luxembourg) S.A., Senior Notes, 11.25%, 02/04/17	Caa3	2,168
90	ITC Deltacom, Inc., Senior Notes, 10.50%, 04/01/16	B1	96
200	Level 3 Communications, Inc., Senior Notes, 8.875%, 06/01/19 (g)	Caa2	213
1,000	Level 3 Communications, Inc., Senior Notes, 11.875%, 02/01/19	Caa2	1,150
650	Level 3 Financing, Inc., Senior Notes, 8.625%, 07/15/20	B3	723
400	Level 3 Financing, Inc., Senior Notes, 9.375%, 04/01/19	B3	448
675	Matterhorn Mobile S.A., Senior Notes, 7.75%, 02/15/20 (g)(EUR)	Caa1	904
1,025	NII Capital Corporation, Senior Notes, 7.625, 04/01/21	B2	766
475	NII Capital Corporation, Senior Notes, 8.875%, 12/15/19	B2	375
375	Paetec Holding Corporation, Senior Notes, 8.875%, 06/30/17	(e)	402

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$425	Sable International Finance Limited, Senior Notes, 7.75%, 02/15/17 (g)	Ba2	$462
200	Sable International Finance Limited, Senior Notes, 8.75%, 02/01/20 (g)	Ba2	227
125	Satelites Mexicanos, S.A. de C.V., Senior Notes, 9.50%, 05/15/17	Caa1	131
471	SBA Telecommunications, Inc., Senior Notes, 8.25%, 08/15/19	B1	526
2,000	Sprint Capital Corporation, Senior Notes, 6.875%, 11/15/28	B3	2,085
600	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	B3	735
800	Sprint Nextel Corporation, Senior Notes, 6%, 11/15/22	B3	822
2,225	Sprint Nextel Corporation, Senior Notes, 9%, 11/15/18 (g)	Ba3	2,748
825	Sprint Nextel Corporation, Senior Notes, 9.125%, 03/01/17	B3	974
475	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21	B3	646
900	Telesat Canada, Senior Subordinated Notes, 12.50%, 11/01/17	B3	988
325	TW Telecom Holdings, Inc., Senior Notes, 5.375%, 10/01/22 (g)	B1	340
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B1	392
550	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	630
300	Vimpelcom Holdings, Senior Notes, 7.748%, 02/02/21 (g)	Ba3	347
500	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.25%, 02/15/18 (g)	Ba3	507
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$225	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.25%, 02/15/18 (g)	Ba3	$226
825	Wind Acquistion Holdings Finance S.A., Senior Notes, 11.75%, 07/15/17 (g)	B3	864
896	Wind Acquistion Holdings Finance S.A., Senior Notes, 12.25%, 07/15/17 (g)(h)	Caa1	861
450	Windstream Corporation, Senior Notes, 7.875%, 11/01/17	Ba3	505
			31,339
Textiles and Leather — .82%
750	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20	B1	825
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	B2	295
200	Levi Strauss & Co., Senior Notes, 7.625%, 05/15/20	B2	220
450	PVH Corporation, Senior Notes, 4.50%, 12/15/22	Ba3	454
200	Wolverine World Wide, Inc., Senior Notes, 6.125%, 10/15/20 (g)	B2	210
			2,004
Utilities — 2.44%
900	Calpine Corporation, Senior Notes, 7.50%, 02/15/21 (g)	B1	995
1,175	GenOn Escrow Corporation, Senior Notes, 7.875%, 06/15/17	B3	1,298
1,750	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B3	2,074
550	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23 (g)	B1	589
325	Sabine Pass LNG, L.P., Senior Notes, 6.50%, 11/01/20 (g)	B1	331
625	Sabine Pass LNG, L.P., Senior Notes, 7.50%, 11/30/16	B1	689
			5,976
	Total Corporate Debt Securities (Total cost of $302,563)		319,159

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2012 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CONVERTIBLE DEBT SECURITIES — .47% (d)(i)
Personal Transportation — .34%
$950	AMR Corporation, 6.25%, 10/15/14 (a)	(e)	$831
Retail Stores — .13%
350	Radio Shack Corporation, Senior Notes 2.50%, 08/01/13 (g)	Caa1	322
	Total Convertible Debt Securities (Total cost of $980)		1,153
Shares
PREFERRED STOCK — 1.35% (d)(i)
Automobile — .39%
21,350	General Motors Company, Convertible, 4.75%	(e)	942
Broadcasting and Entertainment — .08%
495	Spanish Broadcasting System, Inc., 10.75% (a)	Caa3	198
Containers, Packaging and Glass — 0%
1,975	Smurfit-Stone Container Corporation, 7%, (c)(f) ESC	(e)	—
Finance — .88%
1,125	Ally Financial, Inc., 7% (g)	B3	1,105
39,575	GMAC Capital Trust, 8.125%	B3	1,055
			2,160
	Total Preferred Stock (Total cost of $3,250)		3,300
	TOTAL INVESTMENTS — 132.29% (d) (Total cost of $306,793)		323,612
	CASH AND OTHER ASSETS LESS LIABILITIES — (32.29)% (d)		(78,981)
	NET ASSETS — 100.00%		$244,631

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2012 was $0.

(d)  Percentages indicated are based on total net assets to common shareholders of $244,631.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $134,718 as of December 31, 2012.

(h)  Pay-In-Kind

(i)  All of the Fund's investments and other assets are pledged as collateral in accordance with the Bank Credit Agreement (Note 4).

(CAD)  Canadian Dollar

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2012
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $306,793 see Schedule of Investments and Note 1)	$323,612
CASH	7,366
RECEIVABLES:
Interest and dividends	5,688
PREPAID EXPENSES	99
Total assets	$336,765
Liabilities:
CREDIT AGREEMENT (Note 4)	$85,425
PAYABLES:
Investment securities purchased	27
Dividend on common stock	5,956
Interest on loan (Note 4)	155
ACCRUED EXPENSES (Note 3)	347
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 10)	224
Total liabilities	$92,134
Net Assets	$244,631
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,325,180 shares issued and outstanding	$233
CAPITAL IN EXCESS OF PAR VALUE	267,964
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	249
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(40,410)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	16,595
Net Assets Applicable To Common Stock (Equivalent to $10.49 per share, based on 23,325,180 shares outstanding)	$244,631

Statement of Operations
For the Year Ended
December 31, 2012 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$24,403
Dividend income	403
Other income	391
Total investment income	$25,197
Expenses:
Cost of leverage:
Interest expense (Note 4)	$155
Preferred, auction and loan fees (Note 4 and 6)	99
Total cost of leverage	$254
Professional services:
Investment Advisor (Note 3)	$1,122
Legal (Note 9)	776
Custodian and transfer agent	294
Audit	62
Total professional services	$2,254
Administrative:
General administrative (Note 8)	$559
Directors	181
Insurance	141
Rating Agency	62
Shareholder communications	41
NYSE	25
Miscellaneous	22
Total administrative	$1,031
Total expenses	$3,539
Net investment income	$21,658
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$5,113
Change in net unrealized appreciation on investments and other financial instruments	$16,887
Net gain on investments	$22,000
Cost of Preferred Leverage
Dividends to preferred stockholders (Note 5)	$(168)
Net increase in net assets resulting from operations	$43,490

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
From Operations:
Net investment income	$21,658	$23,792
Realized gain on investments and currencies, net	5,113	7,335
Change in net unrealized appreciation on investments and other financial instruments	16,887	(20,616)
Distributions from net investment income related to preferred stock
Dividends to preferred stockholders	(168)	(168)
Net increase in net assets resulting from operations	$43,490	$10,343
From Fund Share Transactions:
Net asset value of 190,565 and 70,487 shares issued to common stockholders for reinvestment of dividends in 2012 and 2011	1,955	709
Distributions to Common Stockholders:
From net investment income ($.97 and $1.04 per share in 2012 and 2011, respectively)	$(22,470)	$(24,020)
Total net increase (decrease) in net assets	$22,975	$(12,968)
Net Assets Applicable to Common Stock:
Beginning of period	$221,656	$234,624
End of period (Including $249 and $1,188 of undistributed net investment income at December 31, 2012 and December 31, 2011, respectively)	$244,631	$221,656

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b)

	For the Years Ended December 31,
	2012	2011	2010	2009	2008
NET ASSET VALUE:
Beginning of period	$9.58	$10.17	$9.44	$5.75	$9.70
NET INVESTMENT INCOME	.93	1.03	1.06	1.06	1.10
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.96	(.57)	.73	3.65	(4.00)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (c)	(.01)	(.01)	(.03)	(.12)	(.20)
TOTAL FROM INVESTMENT OPERATIONS	1.88	.45	1.76	4.59	(3.10)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.97)	(1.04)	(1.03)	(.90)	(.85)
TOTAL DISTRIBUTIONS	(.97)	(1.04)	(1.03)	(.90)	(.85)
NET ASSET VALUE:
End of period	$10.49	$9.58	$10.17	$9.44	$5.75
PER SHARE MARKET VALUE:
End of period	$10.45	$10.21	$9.96	$9.05	$4.50
TOTAL INVESTMENT RETURN†	12.18%	13.61%	22.02%	126.88%	(40.53)%

  †  Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period (b) — Continued

	For the Years Ended December 31,
	2012	2011	2010	2009	2008
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$244,631	$221,656	$234,624	$217,224	$132,539
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(c)	—	$85,425	$85,425	$85,425	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(c)	$244,631	$307,081	$320,049	$302,649	$217,964
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.06%	—	—	—	—
Ratio of preferred and other leverage expenses to average net assets*	.04%	.04%	.05%	.04%	.15%
Ratio of operating expenses to average net assets*	1.38%	1.42%	1.92%	1.55%	1.30%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.48%	1.46%	1.97%	1.59%	1.45%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	9.07%	10.10%	10.66%	13.59%	13.13%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (c)	1.13%	1.07%	1.43%	1.07%	.92%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (c)	6.94%	7.41%	7.76%	9.20%	8.31%
PORTFOLIO TURNOVER RATE	69.91%	58.91%	79.02%	81.05%	57.08%

  (a)  Dollars in thousands.

  (b)  The per share data for 2008 has been adjusted to reflect a 1 for 5 reverse stock split in 2009.

  (c)  In 2012, the preferred stock was redeemed. See Note 5 to the financial statements.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2012	2011	2010	2009	2008
TOTAL AMOUNT OUTSTANDING: Preferred Stock	$—	$85,425,000	$85,425,000	$85,425,000	$85,425,000
Credit Agreement	$85,425,000	—	—	—	—
ASSET COVERAGE: Per Preferred Stock Share (1)	$—	$89,869	$93,664	$88,572	$63,788
Per $1,000 borrowed under Credit Agreement (2)	$3,864	—	—	—	—
Credit Agreement Asset Coverage (3)	386%	—	—	—	—
INVOLUNTARY LIQUIDATION PREFERENCE: Per Preferred Stock Share (4)(5)	$—	$25,000	$25,000	$25,000	$25,000
LIQUIDATION VALUE: Per Preferred Stock Share (4)(5)	$—	$25,000	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000. See Note 5 to the financial statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2012
Cash Flows From Operating Activities: (Dollars in thousands)
Purchases of portfolio securities	$(2,014,066)
Sales and maturities of portfolio securities	2,018,570
Interest and dividends received	25,026
Other income	391
Operating expenses paid	(3,348)
Net cash provided by operating activities	$26,573
Cash Flows From Financing Activities:
Redemption of preferred stock	(85,425)
Credit facility borrowings	85,425
Preferred stock dividends	(175)
Common stock dividends	(22,068)
Net cash used for financing activities	$(22,243)
Net Increase in Cash	$4,330
Cash at Beginning of Period	3,036
Cash at End of Period	$7,366
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(2,014,066)
Sales and maturities of portfolio securities	2,018,570
Net increase in net assets resulting from operations	43,490
Amortization of interest	(387)
Net realized gain on investments and currencies	(5,113)
Change in net unrealized appreciation on investments and other financial instruments	(16,887)
Decrease in interest and dividend receivable	606
Increase in prepaid expenses	(31)
Increase in accrued expenses and other payables	223
Dividends to preferred stockholders	168
Net cash provided by operating activities	$26,573
Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herin consist of reinvestment of dividend distributions	$1,921

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2012

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not yet available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$320,312	$—	$320,312
Preferred Stock
Automobile	942	—	—	942
Broadcasting and Entertainment	—	198	—	198
Containers, Packaging and Glass	—	—	—	—

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Finance	$1,055	$1,105	$—	$2,160
Total Investments	$1,997	$321,615	$—	$323,612
Forward Currency Exchange Contracts	$—	$(230)	$—	$(230)

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The Fund owns one Level 3 security with a value of zero at December 31, 2012. The value was determined by the Valuation Committee of the Fund's investment Advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation have taken into account litigation involving the security with no settlement expected for the foreseeable future. The security is not trading and there is no guarantee that holders will receive any distribution. The security will continue to be valued at zero until trading commences, the occurrence of company-specific or industry events, or other market factors suggest the value should be changed.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2011	$—
Sales	(126)
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	(36)
Transfers to Level 3 from Level 2	162
Balance, December 31, 2012	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2012, the Fund recognized no transfers to Level 1 from Level 2.

(2) Tax Matters and Distributions

At December 31, 2012, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $306,811,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $19,389,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $2,588,000. Net unrealized gain on investments for tax purposes at December 31, 2012 was approximately $16,801,000.

At December 31, 2012, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$13,487,000	December 31, 2016
26,830,000	December 31, 2017
$40,317,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common and preferred shareholders of approximately $22,638,000 and $24,188,000 in 2012 and 2011, respectively, was from ordinary income.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

As of December 31, 2012, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$174,000
Unrealized Gain	16,577,000
Capital Losses Carry Forward	(40,317,000)
$(23,566,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2012, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$41,000
Accumulated net realized loss from securities transactions	$(36,000)
Capital in excess of par value	$(5,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Fund's 2012 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,122,000 in management fees during the year ended December 31, 2012. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock, auction term preferred stock and any other senior security. At December 31, 2012, the fee payable to T. Rowe Price was approximately $98,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

On October 10, 2012 the Fund entered into a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On November 8, 2012 the Fund borrowed $85,425,000 through this credit facility to finance the scheduled redemption of all outstanding shares of its auction term preferred stock. The credit facility

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

provides for an initial term of one year and may be extended with respect to amounts outstanding at the end of the initial term for an additional year at the option of the Fund. Amounts borrowed under the credit facility will bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on this borrowing is approximately 1.212% and will be in effect until February 8, 2013 at which time the rate will be reset. For the period November 8, 2012 through December 31, 2012 the weighted average rate on the loan was approximately 1.212% and the maximum amount borrowed during the period was $85,425,000. On December 31, 2012 the total amount outstanding on the loan was $85,425,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the period ended December 31, 2012 the Fund paid approximately $15,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Auction Term Preferred Stock (ATP)

The Fund announced that on November 9, 2012 it consummated, as provided under the terms of its charter, the scheduled redemption of all outstanding shares of its ATP at the liquidation preference per share of $25,000, plus all accrued and unpaid dividends to the date of redemption. As discussed in footnote 4, the aggregate amount of the redemption was financed through a credit facility with The Bank of Nova Scotia.

Prior to the redemption of ATP, the Fund had 3,417 shares of ATP issued and outstanding. The ATP's dividends were cumulative at a rate designed to be determined using an auction process, the terms of which are set forth in the Fund's charter. Dividend periods were typically 28 days unless notice was given for periods to be longer or shorter than 28 days. If, as had been the case since February 2008, the auction process did not yield a rate based on orders submitted, then the ATP dividend rate was set using formulas based on a specified percentage of the 30-day AA composite commercial paper rate, which was 150% of such rate for each series' dividend period through July 11, 2012. Dividend rates ranged from .045% – .497% for the period ended July 11, 2012. The weighted average dividend rate on July 11, 2012 was .170%.

On July 12, 2012, Moody's Investors Service ("Moody's"), one of two nationally recognized statistical rating organizations (an "NRSO") rating the Auction Term Preferred Stock ("ATP") of The New America High Income Fund, Inc. (the "Fund"), announced that it had downgraded the ATP from Aaa to Aa3. This action occurred following a review by Moody's of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody's uses to rate securities issued by closed-end funds. The Fund's ATP continued to have a credit rating in the highest rating category from Fitch Ratings, which affirmed its rating on March 1, 2012.

Under the terms of the ATP, the Fund was required to maintain a rating in the highest category from two NRSOs. From the date of the downgrade until the ATP was redeemed, the dividend rate for the ATP had been increased to 300% of the 30-day AA composite commercial paper rate. Since July 12, 2012 through the date of redemption dividend rates ranged from .210% – .453%.

The ATP was redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund was in default of certain coverage and ATP ratings requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. In response to the action by Moody's, the Fund elected to redeem all outstanding shares of ATP at their liquidation preference (par value) of $25,000 per share plus accumulated but

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

unpaid dividends within 120 days of the downgrade, as provided by the terms of the ATP.

None of the ATP auctions successfully closed during the period ended November 8, 2012 and the approximate market value of the ATP was not determinable at November 8, 2012. The Fund was required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service and Fitch, Inc., respectively. At November 8, 2012, the Fund was in compliance with these asset coverage requirements.

(6) ATP Auction-Related Matters

Deutsche Bank (DB) served as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994 with Bankers Trust Company (BTC). BTC was later acquired by DB. The term of the agreement was unlimited and could be terminated by either party. DB could resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent was appointed by the Fund. The Fund could also replace DB as auction agent at any time.

After each auction, DB would pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of 0.25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date failed to occur for any reason, the broker-dealers would be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $84,000 for service charges for the period ended November 8, 2012. This amount is included under the caption preferred, auction and loan fees in the accompanying statement of operations.

The Fund was not paying a service charge on series A, B and C ATP because the broker-dealer was not participating in the auctions. A service charge of .15% was being paid on series D.

(7) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2012 were approximately:

Cost of purchases	$219,255,000
Proceeds of sales or maturities	$223,310,000

(8) Related Party Transactions

The Fund paid approximately $338,000 during the year ended December 31, 2012 to two officers of the Fund for the provision of certain administrative services.

(9) Legal Expenses

For the years ended December 31, 2010, December 31, 2011 and December 31, 2012, the Fund incurred legal expenses in the course of responding to inquiries from the staff of the SEC's Division of Enforcement (the "Staff") in connection with the Staff's investigation of matters relating to the Fund's ATP, which expenses were materially higher than the legal expenses incurred in comparable periods prior to 2010. The Fund has reached a settlement with the Staff with respect to these matters, and accordingly does not anticipate incurring comparable amounts of related legal expenses in future periods. In addition, the Fund incurred legal expenses in 2012 in connection with the refinancing of the Fund's ATP with the credit facility.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2012

(10) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2012 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive		Deliver		Unrealized Depreciation
UBS	1/10/13	USD	296	GBP	185	$(5)
HSBC	3/11/13	USD	13,128	EUR	10,119	(223)
Goldman Sachs	3/11/13	USD	133	EUR	102	(2)
Goldman Sachs	3/11/13	USD	132	EUR	100	—
State Street Bank	3/11/13	USD	44	EUR	34	—
Net unrealized loss on open forward currency exchange contracts						$(230)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2012 was as follows:

	Asset Derivatives December 31, 2012
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized loss on currency and forward currency exchange contracts	$(230)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$267
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$(539)

(11) New Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. At this time, management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

(12) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2012.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The New America High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The New America High Income Fund, Inc., as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2012, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 16, 2013

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that its investment adviser is able to claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and is therefore not subject to regulation as a pool operator under the Commodity Exchange Act with respect to its management of the Fund.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

On October 25, 2012, the Board of Directors, including all of the Directors that are not "interested persons" of the Fund (the "Independent Directors") within the meaning of the Investment Company Act of 1940, approved the continuation of the Advisory Agreement with the Adviser. In considering this action, the Directors requested and reviewed a variety of materials relating to the Fund and the Adviser, including information on the Adviser's organization, operations and personnel, services the Adviser provides to the Fund, the Adviser's investment management practices, the Adviser's fees and profitability, the Adviser's compliance programs and the performance and the expenses of the Fund relative to other closed-end high yield debt funds, the Adviser's other high yield debt clients and high yield debt indices, among other matters. The Directors also took into account performance, portfolio management, organizational and other information regarding the Fund and the Adviser provided to them by the Adviser and Fund management throughout the year.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided financial information, biographical information on its portfolio management and other professional staff and descriptions of its organizational and management structure, its trade placement policies and its compliance practices. The Directors also took into account information provided periodically since the Board's last renewal of the Advisory Agreement by the Adviser relating to the performance of its duties with respect to the Fund and Fund management in connection with Board meetings and otherwise. In the course of their deliberations regarding the Advisory Agreement, the Directors evaluated, among other things: (a) the services rendered by the Adviser in the past; (b) the qualifications and experience of the Adviser's personnel; and (c) the Adviser's compliance programs. The Directors also took into account the financial condition of the Adviser with respect to its ability to provide the services required under the Advisory Agreement. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well capitalized organization with substantial resources and personnel; (2) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (4) the Adviser's disciplined but flexible investment approach is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's leveraged structure; and (6) the Adviser maintains appropriate compliance programs.

Fund Performance. The Directors noted (a) the Fund's cumulative total return relative to the performance of other closed-end high yield debt funds in the Lipper CEFHY Leveraged Index, (b) the Fund's performance based on net asset value relative to the performance of the Lipper CEFHY Leveraged Index, the Lipper CEFHY Non-Leveraged Index, and the Lipper High Yield Index, and (c) the Fund's total return calculated without taking into account the effect of any fees and expenses or the costs or effects of the Fund's leverage relative to the performance of the Credit Suisse High Yield Index, the Barclays Capital U.S. Corporate High Yield Index, the BofA Merrill Lynch High Yield Cash Pay Index, the JP Morgan Global High Yield Index and the Citigroup BB-B Index. In analyzing the Adviser's performance, the Directors took note of the conditions in the high yield debt market during the period since the Adviser was retained, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability and the limitations imposed on portfolio management by the diversification and asset coverage requirements associated with the credit

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

rating for the Fund's auction term preferred stock. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance is reasonable given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Costs of Services/Adviser Profitability. The Directors determined that information relating to the cost to the Adviser of the services it provides under the Advisory Agreement and the profitability to the Adviser of its relationship with the Fund were not relevant to their consideration of the Advisory Agreement's continuation, since (a) during all relevant time periods there has been no affiliation or other relationship between Fund management or the Directors on one hand and the Adviser on the other hand, that would compromise the independence of Fund management and the Directors from the Adviser and (b) the process of selecting the Adviser was characterized by independent evaluation of potential firms to succeed the Fund's former investment adviser and arm's length bargaining between Fund management and the Board on one hand, and the Adviser on the other, to determine the terms of, and the fee rate to be paid under, the Advisory Agreement. Fallout benefits to the Adviser from its relationship with the Fund were not a consideration in the Directors' deliberations as the Adviser did not appear to receive any material benefit from the Fund other than its advisory fees.

Economies of Scale. Given the Fund's advisory fee structure under the Advisory Agreement (which provides for breakpoints), and the Fund's current and anticipated size, the Directors concluded that the Fund's advisory fee adequately reflects any economies of scale the Adviser might enjoy in managing the Fund.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed information relating to the fees paid by open-end funds focused on high yield debt for which the Adviser serves as investment manager or subadviser, the Adviser's other fee schedules for client accounts focused on high yield debt, and data from Lipper Inc. on advisory fees paid by other funds in the Lipper CEFHY Leveraged Index. The Directors concluded that, in light of the nature, extent and quality of the services provided by the Adviser, the Fund's performance, and the other considerations noted above with respect to the Adviser, the Fund's advisory fee is reasonable.

Based on the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders. Accordingly, on October 25, 2012, the Directors, including all of the Independent Directors, voted to approve continuation of the Advisory Agreement.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Marguerite A. Piret

Officers

Robert F. Birch – President
Ellen E. Terry – Vice President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, PA 19103

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2013

Independent Directors

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower DOB: 09/21/38	Director	Director since 1988

Professor, Harvard Business School since 1963 – as Donald K. David Professor of Business Administration (1986-2007), Baker Foundation Professor since 2007, Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager Program, and Chair of The Corporate Leader; Consultant on corporate strategy and organizational development since 1966.

Director of Anika Therapeutics, Inc. since 1992 and Loews Corporation (a conglomerate) since 2002.
Bernard J. Korman DOB: 10/13/31	Director	Director since 1987

Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) (1995-2010); Director of Medical Nutrition USA, INC (develops and distributes nutritional products) (2004-2010); Director of NutraMax Products, Inc. (consumer health care products) (1995-2008); President, Chief Executive Officer and Director of MEDIQ Incorporated (healthcare services) (1977-1995); Trustee of Kramont Realty Trust (a real estate investment trust) (June 2000-April 2005); Director of Pep Boys, Inc. (automotive aftermarket service and retail chain) (1988-2004) and Chairman (2003-2004).

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993.
Marguerite A. Piret DOB: 5/10/48	Director	Director since 2004	President and Chief Executive Officer of Newbury, Piret & Company, Inc. (an investment bank) (1981-Present); Member, Board of Governors, Investment Company Institute (1996-2004).	Trustee of Pioneer Funds (57 funds) since 1980.

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2013 — Continued

Interested Directors and Officers

Name, Address[1], and Date of Birth	Position(s) Held with Fund	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Robert F. Birch[4] DOB: 3/12/36	Director and President	Director and President since 1992	Chief Executive Officer of the Fund, Director of Brookfield/Helios Funds (1998-2011); Director of Brandywine Funds (2001-2008); Chairman of Board and Co-Founder of The China Business Group, Inc. (strategic management consulting firm) (1995-2008); Director and Strategic Planning Consultant at Dewe Rogerson, Ltd. (1992-1998) (consulting firm); Director and Chief Executive Officer of Memtek Corporation (manufacturer of capital equipment to treat liquid toxic waste) (1989-1992); President and Chief Executive Officer of Gardner and Preston Moss, Inc. (investment management firm) (1969-1987); Manager at Arthur Andersen and Company (audit and management consulting) (1960-1968).

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2012

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit, Nominating and Compensation Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit, Nominating and Compensation Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2012 and December 31, 2011. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2012, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2012 financial statements and review of the 2012 semi-annual financial statements totaled $47,100. Those fees for fiscal 2011 were $47,000.

Audit-Related Fees.  For fiscal 2012, the aggregate fees billed by Tait, Weller for assurance and related services that are reasonable related to the performance of the audit and review of the Fund’s financial statements, including annual agreed-upon procedures related to requirements of the Fund’s articles supplementary totaled $6,200. Those fees for fiscal 2011 were $6,250.

Tax Fees. For fiscal 2012, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,200. For fiscal 2011 those fees were $7,000.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2012 or 2011.

Tait, Weller did not provide any non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2012 or 2011.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit, Nominating and Compensation Committee, which consists of all the independent Directors. The Audit, Nominating and Compensation Committee is presently comprised of Mr. Bernard J. Korman, Ms. Marguerite Piret and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted.

In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee co-chaired by Mark J. Vaselkiv and Paul A. Karpers.  Messrs. Vaselkiv and Karpers share day-to-day responsibility for managing the Fund and work with the Committee in developing and executing the Fund’s investment program.  Mr. Vaselkiv has been a chairman of the Committee since 2002.  He has served as a portfolio manager throughout the past five years.  Mr. Karpers has been a chairman of the Committee since 2005.  He has served as a portfolio manager throughout the past five years.  Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and is a portfolio manager in the Fixed Income Division, heading taxable high yield bond management.  He serves as president of the T. Rowe Price High Yield Fund and as Chairman of the T. Rowe Price High Yield Fund, Inc. Advisory Committee, Chairman of the T. Rowe Price High Yield Fund — Advisor Class Advisory Committee and Chairman of the T. Rowe Price Institutional High Yield Fund Advisory Committee, Chairman of the High Yield Fund Investment Advisory Committee, as well as being a member of the Fixed Income Steering Committee. Prior to joining the firm in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., New York, analyzing and trading high yield debt securities, and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

Paul A. Karpers, CFA

Paul Karpers is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a high yield portfolio manager in the Fixed Income Division.  He is chairman of the Investment Advisory Committee of the T. Rowe Price Institutional High Yield Fund. Prior to joining the firm in 1994, Paul was with the Vanguard Group in Philadelphia. He earned a B.S. in finance from LaSalle University and an M.B.A. with concentrations in finance and information systems from New York University. Paul also has earned his Chartered Financial Analyst designation and is a member of the CFA Institute and the Baltimore CFA Society.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	6	$12,178.6 million
• other pooled investment vehicles:	7	$260.3 million
• other accounts:	10	$2,705.9 million

As of 12/31/2012.

Paul Karpers:

	Number of Accounts	TOTAL Assets

• registered investment companies:	2	$2,946.3 million
• other pooled investment vehicles:	5	$2,120.6 million
• other accounts:	9	$3,126.7 million

As of 12/31/2012.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.   T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T.

Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Item 8(a)(3)

Compensation:

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies.  We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. CS First Boston High Yield) and an applicable Lipper index (ex. High Current Yield Funds Average), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity.  The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees.  Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None
Paul A. Karpers	New America High Income Fund	$100,001 - $500,000

* As of 12/31/2012.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President and Director
Date:	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. Birch
Name:	Robert F. Birch
Title:	President
Date:	March 5, 2013

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 5, 2013